UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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LINCOLN PARK BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2009

Dear Stockholder:

We cordially invite you to attend the 2009 Annual Meeting of Stockholders of Lincoln Park Bancorp, the parent company of Lincoln Park Savings Bank.  The Annual Meeting will be held at the Lincoln Park Community Center, located at 34 Chapel Hill Road, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on May 14, 2009.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting.  During the Annual Meeting, we will also report on the operations of Lincoln Park Bancorp.  Directors and officers of Lincoln Park Bancorp will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our 2008 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Lincoln Park Bancorp.

The business to be conducted at the Annual Meeting includes the election of two directors and the ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for Lincoln Park Bancorp for the fiscal year ending December 31, 2009.

The Board of Directors of Lincoln Park Bancorp has determined that approval of the matters to be considered at the Annual Meeting are in the best interests of Lincoln Park Bancorp and its stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

David G. Baker
President and Chief Executive Officer

LINCOLN PARK BANCORP
31 Boonton Turnpike
Lincoln Park, New Jersey 07035
(973) 694-0330

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 14, 2009

Notice is hereby given that the 2009 Annual Meeting of Stockholders of Lincoln Park Bancorp will be held at the Lincoln Park Community Center, located at 34 Chapel Hill Road, Lincoln Park, New Jersey 07035, on May 14, 2009, at 10:00 a.m., local time.

A proxy card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of two directors of Lincoln Park Bancorp;

2.	The ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for Lincoln Park Bancorp for the fiscal year ending December 31, 2009; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  Except as noted herein, the Board of Directors of Lincoln Park Bancorp is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on April 14, 2009, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF LINCOLN PARK BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 14, 2009:  Our proxy statement, annual report to stockholders and proxy card are available at http:www.cfpproxy.com/5752.  If you need directions to attend the Annual Meeting and to vote in person, please call us at 973-694-0330.

By Order of the Board of Directors

Nancy M. Shaw
Secretary

Lincoln Park, New Jersey
April 23, 2009

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE LINCOLN PARK BANCORP THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

LINCOLN PARK BANCORP
31 Boonton Turnpike
Lincoln Park, New Jersey 07035
(973) 694-0330

ANNUAL MEETING OF STOCKHOLDERS
May 14, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Lincoln Park Bancorp to be used at the 2009 Annual Meeting of Stockholders of Lincoln Park Bancorp, which will be held at the Lincoln Park Community Center, located at 34 Chapel Hill Road, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on May 14, 2009, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 23, 2009.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of Lincoln Park Bancorp will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

Except as noted below, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has been advised by a shareholder of Lincoln Park Bancorp of such shareholder’s intention to submit a proposal at the Annual Meeting relating to the remutualization or privatization of Lincoln Park Bancorp.  Such proposal was omitted from this Proxy Statement pursuant to Rule 14a-8 of the Securities and Exchange Commission’s proxy regulations.  If this matter is properly presented for action at the Annual Meeting, it is expected that the proxy holders will exercise their discretion to vote against the shareholder proposal.

Proxies may be revoked by sending written notice of revocation to the Secretary of Lincoln Park Bancorp, Nancy M. Shaw, at the address of Lincoln Park Bancorp shown above, by returning a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Lincoln Park Bancorp prior to the voting of such proxy.

If your shares of common stock are held in “street name” by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting.  If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nomine.  If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of Lincoln Park Bancorp’s common stock, par value $0.01 per share, as of the close of business on April 14, 2009 are entitled to one vote for each share then held.  As of April 14, 2009, there were 1,803,245  shares of common stock issued and outstanding.   The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.  Our mutual holding company, Lincoln Park Bancorp, MHC, owns 999,810 shares, or 55.4% of Lincoln Park Bancorp’s outstanding common stock and intends to vote FOR each of the proposals set forth in this Proxy Statement

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD authority to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominee being proposed is withheld.

As to the ratification of Beard Miller Company LLP as Lincoln Park Bancorp’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of holders of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the ratification of Beard Miller Company LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2009.  The ratification of this matter shall be determined by a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Management of Lincoln Park Bancorp anticipates that Lincoln Park Bancorp, MHC, the majority stockholder of Lincoln Park Bancorp, will vote all of its shares of common stock in favor of all the matters set forth above.  If Lincoln Park Bancorp, MHC votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of Beard Miller Company LLP would be assured.  As of April 14, 2009, Lincoln Park Bancorp, MHC held 999,810 shares of common stock and persons other than Lincoln Park Bancorp, MHC held 803,435 shares of common stock.

Proxies solicited hereby will be returned to Lincoln Park Bancorp and will be tabulated by an Inspector of Election designated by Lincoln Park Bancorp’s Board of Directors.

Persons and groups who beneficially own in excess of 5% of the common stock of Lincoln Park Bancorp are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended.  The following table sets forth, as of April 14, 2009, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Lincoln Park Bancorp, as well as shares beneficially owned in the aggregate by Lincoln Park Bancorp, MHC and all directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding

Lincoln Park Bancorp, MHC 31 Boonton Turnpike Lincoln Park, New Jersey 07035	999,810	55.4%

Lincoln Park Bancorp, MHC, and all of Lincoln Park Bancorp’s and Lincoln Park Savings Bank’s (the “Bank”) directors and executive officers as a group (7 directors and officers) (2)	1,064,780	59.0%

_________________________
(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
Includes shares of common stock held by Lincoln Park Bancorp, MHC.  Lincoln Park Bancorp’s and Lincoln Park Savings Bank’s executive officers and directors beneficially owned 64,970 shares of common stock, or 3.6% of the outstanding shares of common stock.  Includes 1,681 shares of common stock allocated to the accounts of executive officers under the Lincoln Park Savings Bank Employee Stock Ownership Plan (the “ESOP”) and excludes the remaining 32,387 shares of common stock, or 1.8 % of the common stock outstanding, owned by the ESOP for the benefit of employees. Includes shares of restricted stock awarded under the 2005 Lincoln Park Bancorp Stock-Based Incentive Plan (the “2005 Plan”), whether or not vested.  Includes options to purchase 32,626 shares of common stock awarded under the 2005 Plan, which options vest within 60 days of April 14, 2009. Excludes options which do not vest within 60 days of April 14, 2009.

PROPOSAL I - ELECTION OF DIRECTORS

Lincoln Park Bancorp’s Board of Directors currently consists of five members.  Lincoln Park Bancorp’s bylaws provide that approximately one-third of the directors are to be elected annually.  Directors of Lincoln Park Bancorp are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify.  Two directors will be elected at the Annual Meeting and will serve until their successors have been elected and qualified.  The nominating committee of Lincoln Park Bancorp has nominated David G. Baker and John F. Feeney to serve as directors for three-year terms. The nominees are currently members of the Board of Directors.

The table below sets forth certain information regarding the composition of Lincoln Park Bancorp’s Board of Directors as of April 14, 2009, including the terms of office of board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below.  If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why either of the nominees might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominee was selected.  The table below also sets forth certain information regarding executive officers who are not Directors.  The Board of Directors recommends a vote “FOR” each nominee to serve as a director until his term expires.

Name (1)	Age(2)	Positions Held with Lincoln Park Bancorp	Director Since (3)	Current Term to Expire	Shares of Common Stock Beneficially Owned (4)	Percent of Class

Nominees for Three-Year Term:

David G. Baker	53	Director, President and Chief Executive Officer	2002	2009	11,103 (6)	*
John F. Feeney	69	Director	1971	2009	9,803 (5)	*

Directors Continuing in Office:

Edith M. Perrotti	69	Director	1996	2010	11,603 (5)	*
Henry Fitschen	66	Director	2007	2010	2,400	*
Stanford Stoller	63	Chairman of the Board	2001	2011	11,803 (5)	*

Executive Officers Who Are Not Directors:

Nandini S. Mallya	56	Vice President and Treasurer	N/A	N/A	9,220 (7)	*
Nancy M. Shaw	50	Vice President and Corporate Secretary	N/A	N/A	9,038 (8)	*

All directors and executive officers as a group (7 persons)					64,970 (9)	3.6%
________________________
*	Less than 1%.
(1)	The mailing address for each person listed is 31 Boonton Turnpike, Lincoln Park, New Jersey 07035.
(2)	As of December 31, 2008.
(3)
Reflects initial appointment to the Board of Directors of Lincoln Park Savings and Loan Association, the predecessor to Lincoln Park Savings Bank.  Each director of Lincoln Park Bancorp is also a director of Lincoln Park Savings Bank and Lincoln Park Bancorp, MHC, which owns the majority of the issued and outstanding shares of common stock of Lincoln Park Bancorp.

(4)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.” None of the shares are pledged as collateral.

(5)	Includes 1,088 unvested shares of restricted stock and 4,082 stock options.
(6)	Includes 1,088 unvested shares of restricted stock and 4,082 stock options.
(7)	Includes 2,112 unvested shares of restricted stock, 4,212 stock options, and 805 shares allocated under the ESOP for Ms. Mallya.
(8)	Includes 2,112 unvested shares of restricted stock, 4,212 stock options and 876 shares allocated under the ESOP for Ms. Shaw.
(9)
Includes 1,681 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 32,387 shares of common stock, or 1.8% of the common stock outstanding, owned by the ESOP for the benefit of employees.  Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees.  Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan.

The principal occupation during the past five years of each director and executive officer of Lincoln Park Bancorp is set forth below.  All directors and executive officers have held their present positions for five years unless otherwise stated.

Directors:

David G. Baker has served as the President and Chief Executive Officer of Lincoln Park Bancorp and Lincoln Park Savings since October 1, 2006.  Mr. Baker is also a part owner of Lincoln Park Hardware, a family owned hardware store located in Lincoln Park. Mr. Baker served as Mayor/Chief Administrative Official of the Borough of Lincoln Park from 1994 through 2006.

John F. Feeney is a partner in the law firm of Feeney & Dixon, L.L.P. located in Pompton Plains, New Jersey.  Mr. Feeney’s law firm serves as counsel for Lincoln Park Savings and Lincoln Park Bancorp.

Henry C. Fitschen has been a public accountant in his own practice in North Bergen, New Jersey, for 39 years doing business as Henry Fitschen PA.  Mr. Fitschen also served as Director of Recreation for his home town of Saddle Brook from 1989 to 2001, and is a 100% owner of Nicole Realty Corp.

Edith M. Perrotti is retired. From July 10 to September 30, 2006, Ms. Perrotti served as the Interim President and Chief Executive Officer of Lincoln Park Bancorp and Lincoln Park Savings.  She served as Senior Vice President of Lincoln Park Savings from 1986 until 1999.  Prior to that time, Ms. Perrotti served for Orange Savings Bank for 27 years in various positions with increasing levels of responsibilities in branch operations.

Stanford Stoller is the Chairman of the Board of Directors.  He has been employed by IBM Corporation since 1968 in various capacities.  He is currently Services Sales Leader-Middleware Services-IBM Corporation.

Executive Officers Who Are Not Directors:

Nandini S. Mallya has served as Vice President and Treasurer in charge of the accounting department of Lincoln Park Savings since March 1997, and was appointed Chief Financial Officer as of January 1, 2007.  Previously, Ms. Mallya worked from 1986 to 1997 in controller and accounting manager positions for Panasia Bank in Fort Lee, New Jersey, Urban National Bank in Franklin Lakes, New Jersey, and Alexander Hamilton Savings and Loan Association in Pompton Plains, New Jersey.

Nancy M. Shaw has served as Vice President responsible for lending, marketing and compliance of Lincoln Park Savings since April 2000.  Ms. Shaw was appointed Corporate Secretary of Lincoln Park Savings in May 2004, and previously served as Assistant Secretary.  Prior to joining Lincoln Park Savings in April 2000, Ms. Shaw was a Vice President-Consumer Loan Officer with Lakeland Bank of Oak Ridge, New Jersey, and Metropolitan State Bank of Montville, New Jersey, from 1992 to 2000.  In addition, Ms. Shaw served in various lending positions in two other banks from 1978 to 1992.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards.  The Board of Directors of Lincoln Park Bancorp has determined that directors Feeney, Perrotti, Fitschen and Stoller are each “independent” within the meaning of the Nasdaq corporate governance listing standards (except that Mr. Feeney is not considered independent for purposes of the Audit Committee).  Mr. Baker is not considered independent because he is an executive officer of Lincoln Park Bancorp.  The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.  In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “Transactions With Certain Related Persons”:

•
Loans to Director Stoller as of December 31, 2008, as follows: home mortgage loan in the amount of $60,003; and a home equity line of credit in the amount of $75,000 with no outstanding balance on December 31, 2008.

•
Loans to Director Perrotti as of December 31, 2008, as follows: home mortgages in the amount of $255,102; home equity loans in the amounts of $223,630, $229,553 and $34,865; and credit line loan in the amount of $100,000 with no outstanding balance on December 31, 2008 and a business line of credit in the amount of $100,000 with $73,524 outstanding on December 31, 2008.

•	Legal fees paid to the firm of Feeney & Dixon, L.L.P., of which Director Feeney is a partner, which did not exceed $15,773.

Meetings and Committees of the Board of Directors

The business of Lincoln Park Bancorp is conducted at regular and special meetings of the full Board of Directors and its standing committees.  The Board of Directors has established audit, compensation and nominating committees.  The Board of Directors of Lincoln Park Bancorp held four regular meetings and no special meetings during the year ended December 31, 2008.  No director of Lincoln Park Bancorp attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2008.

Audit Committee.  The audit committee consists of directors Fitschen, who serves as Chairman, Stoller and Perrotti. The audit committee meets as needed.  The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues.  In addition, the audit committee meets with the independent certified public accountants on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters.  Each member of the audit committee is “independent” as defined in the Nasdaq corporate governance listing standards.  Based on its review of the criteria of an audit committee financial expert under the rules adopted by the SEC, the Board of Directors does not believe that any member of the audit committee qualifies as an audit committee financial expert.  Lincoln Park Bancorp’s Board of Directors has adopted a written charter for the audit committee, which is available on Lincoln Park Bancorp’s website www.lincolnparksavings.com.  The audit committee of Lincoln Park Bancorp met 11 times during the fiscal year ended December 31, 2008.

Compensation Committee.  The Board of Directors has appointed a compensation committee, which is currently comprised of directors Perrotti (Chairman), Stoller and Feeney.  Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The compensation committee is responsible for recommending to the full Board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy.  The compensation committee of Lincoln Park Bancorp met three times during 2008.

Nominating Committee.  The nominating committee of Lincoln Park Bancorp consists of directors Feeney (Chairman), Stoller, and Perrotti.  Each member of the nominating committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Board of Directors of Lincoln Park Bancorp has adopted a written charter for the nominating committee, which is available on Lincoln Park Bancorp’s website at www.lincolnparksavings.com.  The nominating committee of Lincoln Park Bancorp met one time during 2008.

The functions of the nominating committee include the following:

•	leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

•
developing and recommending to the Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

•	annual review of the adequacy of its charter and recommending any proposed changes to the Board of Directors.

The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to Lincoln Park Bancorp’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.  In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with Lincoln Park Bancorp’s values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which Lincoln Park Bancorp operates and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Lincoln Park Bancorp and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of the stockholders of Lincoln Park Bancorp as a group, and not primarily a special interest group or constituency.

The nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

Procedures for the Nomination of Directors by Stockholders.  The nominating committee has adopted procedures for the submission of director nominees by stockholders of Lincoln Park Bancorp.  If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by Lincoln Park Bancorp’s stockholders.  Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary of Lincoln Park Bancorp at 31 Boonton Turnpike, Lincoln Park, New Jersey 07035.  The secretary must receive a submission not less than ninety (90) days prior to the date of Lincoln Park Bancorp’s proxy materials for the preceding year’s Annual Meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

•
the name and address of the stockholder as they appear on Lincoln Park Bancorp’s books, and number of shares of Lincoln Park Bancorp’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of Lincoln Park Bancorp that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Lincoln Park Bancorp;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for our 2008 annual meeting of stockholders.

A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders of Lincoln Park Bancorp must comply with the procedural and informational requirements described in Lincoln Park Bancorp’s bylaws.

Stockholder Communications with the Board of Directors.  A Lincoln Park Bancorp stockholder who wants to communicate with the Board or with any individual Director should write to:

Lincoln Park Bancorp
Corporate Secretary
Attention:  Board Administration
31 Boonton Turnpike
Lincoln Park, NJ 07035

The letter should indicate that the author is a Lincoln Park Bancorp stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	Forward the communication to the Director or Directors to whom it is addressed;

•	Attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, a member of management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Audit Committee Report

The audit committee of Lincoln Park Bancorp operates under a written charter adopted by the Board of Directors.  The audit committee charter is available on Lincoln Park Bancorp’s website at www.lincolnparksavings.com. The audit committee of Lincoln Park Bancorp has issued a report which states that it has:

•
reviewed and discussed with management and Lincoln Park Bancorp’s independent registered public accounting firm, Lincoln Park Bancorp’s audited consolidated financial statements for the fiscal year ended December 31, 2008;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent accountants their independence from Lincoln Park Bancorp.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Lincoln Park Bancorp that the audited consolidated financial statements be included in Lincoln Park Bancorp’s annual report on Form 10-K for the fiscal year ended December 31, 2008 and be filed with the Securities and Exchange Commission.  In addition, the audit committee approved the appointment of Beard Miller Company LLP, as the independent registered public accounting firm for Lincoln Park Bancorp for the fiscal year ending December 31, 2009, subject to the ratification of this appointment by the stockholders of Lincoln Park Bancorp.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lincoln Park Bancorp specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the audit committee.

Henry Fitschen, Chairman
Edith Perrotti
Stanford Stoller

Determination of Executive Compensation

The compensation committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the directors and officers.  Each member of the compensation committee is considered an independent director.  The compensation committee operates under a written charter.  The compensation committee approves corporate goals and objectives relevant to compensation of the Chief Executive Officer, recommends to the Board incentive plans, and annually reviews and approves executive officer compensation.  The compensation committee reviews the recommendations of the Chief Executive Officer as to compensation and any other remuneration for all other officers and employees.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of Lincoln Park Bancorp’s officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the “Codes”).  The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws.  We have previously filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2004 annual report on Form 10-KSB.  The Codes are available on Lincoln Park Bancorp’s website at www.lincolnparksavings.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on Lincoln Park Bancorp’s website.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of Lincoln Park Bancorp is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.  The officers and directors of Lincoln Park Bancorp and beneficial owners of greater than 10% of the common stock of Lincoln Park Bancorp (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of Lincoln Park Bancorp.  Securities and Exchange Commission rules require disclosure in a company’s annual Proxy Statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis.  Based on Lincoln Park Bancorp’s review of such ownership reports, no officer, director or 10% beneficial owner of Lincoln Park Bancorp failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2008.

Attendance at Annual Meetings of Stockholders

Lincoln Park Bancorp does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts.  All of our directors attended the 2008 annual meeting of stockholders.

Executive Compensation

Lincoln Park Bancorp has not paid any compensation to its executive officers since its formation.  However, Lincoln Park Bancorp does reimburse Lincoln Park Savings Bank for services performed on behalf of Lincoln Park Bancorp by its officers.  Lincoln Park Bancorp does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than Lincoln Park Savings Bank.

Summary Compensation Table

The following table shows the compensation of David G. Baker, our principal executive officer, for services to the company or any of its subsidiaries during the years ended December 31, 2008 and 2007.  We had no other executive officers who earned over $100,000 in total compensation during 2008 or 2007.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards(1) ($)	Option awards(2) ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
David G. Baker, President and Chief Executive Officer	2008	$109,000	—	$4,842	$4,501	—	—	—	$118,343
	2007	$108,000	$10,000	$4,842	$4,597	—	—	—	$127,439
___________________________________
(1)
The amounts shown above in the column “Stock Awards” reflect the expense recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008 and 2007, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005 Stock-Based Incentive Plan.  All stock awards to the named executive officer were made on December 22, 2005.   The amounts shown are based upon the grant date fair value per share of $8.90 and the 544 shares awarded to Mr. Baker that vested in 2007 and the 544 shares that vested in 2008.  Additional information regarding the calculation of these amounts is included in footnote 12 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K.

(2)
The amounts shown above in the column “Option Awards” reflect the expense recognized for financial statement reporting purposes, for the fiscal years ended December 31, 2008 and 2007, in accordance with FAS 123(R), of stock option awards pursuant to the 2005 Stock-Based Incentive Plan.  All option awards to the named executive officer were made on December 22, 2005 , and are valued at $3.38 per option, based upon the Black Scholes valuation model using the following assumptions:  exercise price equal to fair market value of stock of $8.90 on grant date; dividend yield of 0%; expected volatility rate of 26.23%; risk-free interest rate of 4.39%; and expected term of 5.0 years.  A portion of that value is recorded as expense over the vesting period applicable to the grant.  Additional information regarding the assumptions used in the calculation of this amount are included in footnote 12 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to our outstanding equity awards as of December 31, 2008 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End
	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(1)	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
David G. Baker, President and Chief Executive Officer	4,082	2,722	—	$8.90	12/22/2015	1,088	$3,264	—	—
_________________________________
(1)	All options awards granted to Mr. Baker vest a rate of 20% per year over 5 years beginning on December 22, 2006, the first anniversary of the grants.
(2)	Based on market value per share of $3.00 on December 31, 2008. All stock awards vest at the rate of 20% per year over 5 years, beginning on December 22, 2006.

Employee Stock Ownership Plan

In connection with its reorganization and stock offering, Lincoln Park Savings Bank adopted the Lincoln Park Savings Bank Employee Stock Ownership Plan (“ESOP”) for eligible employees.  Employees of Lincoln Park Bancorp and Lincoln Park Savings Bank who have attained age 21 and who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

The ESOP borrowed funds from Lincoln Park Bancorp to purchase 34,068 shares of the common stock of Lincoln Park Bancorp.  The loan to the ESOP will be repaid principally from Lincoln Park Savings Bank’s contributions to the ESOP over a period of twenty years.  The collateral for the loan is the shares of common stock of Lincoln Park Bancorp purchased by the ESOP, which are held in a suspense account and are released to participants’ accounts as debt service payments are made.  Shares released from the suspense account are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation to the total compensation of all eligible participants.  A participant vests in 100% of his or her account balance after seven years of credited service.  In the case of a “change in control,” as defined in the ESOP, the ESOP will be terminated and participants will become immediately fully vested in their account balances.  Benefits are payable upon retirement or other separation from service.  Lincoln Park Bancorp’s contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

Stock-Based Incentive Plan

The Board of Directors has adopted the 2005 Lincoln Park Bancorp Stock-Based Incentive Plan (the “2005 Plan”).  The 2005 Plan authorizes the issuance of up to 127,012 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 36,289 shares may be issued as restricted stock awards, and no more than 90,723 shares may be issued pursuant to exercise of stock options.  Employees and outside directors of Lincoln Park Bancorp and its subsidiaries, including Lincoln Park Savings Bank, are eligible to receive awards under the 2005 Plan.

The 2005 Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights and restricted stock awards.  Stock options granted under the 2005 Plan may be either incentive stock options as defined under Section 422 of the Code or stock options not intended to qualify as such (“non-statutory stock options”).  A limited right gives the option holder the right, upon a change in control of Lincoln Park Bancorp or Lincoln Park Savings Bank, to receive the excess of the market value of the shares represented by the limited rights on the date exercised over the exercise price.  The limited rights are generally subject to the same terms and conditions as the stock options. The reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in.  Reload options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax.  The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered.  The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Pursuant to the 2005 Plan, on December 22, 2005, options to purchase 6,804 shares were granted to each non-employee director of Lincoln Park Bancorp (5 persons).  All such options were granted with an exercise price of $8.90 per share, the fair market value of the underlying shares on the date of the award.

Pursuant to the 2005 Plan, on December 22, 2005, 2,721 shares of restricted stock were awarded to each non-employee director.  The market value per share of the common stock was $8.90 on the date of the grant, and as of such date the aggregate value of the 2,721 shares awarded to each outside director was $24,217.  Awards to non-employee directors vest in equal installments at a rate of 20% per year commencing on December 22, 2006.  Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control.  The total value of such shares awarded to all named executive officers and directors at December 31, 2008 was $69,615.  There were no additional awards made in 2008.

Set forth below is information as of December 31, 2008 regarding equity compensation plans.  Other than the ESOP, Lincoln Park Bancorp does not have any equity compensation plans that were not approved by its stockholders.

Plan	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price	Number of securities remaining available for issuance under plan
Equity compensation plans approved by stockholders	90,225(1)	$8.83(2)	36,787(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	90,225(1)	$8.83(2)	36,787(3)
______________
(1)
Includes 23,205 shares of restricted stock (including 11,437 shares of restricted stock which have already vested and 11,768 shares of unvested restricted stock) and 67,020 options to purchase shares of common stock awarded under the 2005 Plan.

(2)	Relates to 67,020 outstanding stock options.
(3)	Includes 13,084 shares of restricted stock available for future issuance and 23,703 options to purchase shares of common stock under the 2005 Plan.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2008 certain information as to the total remuneration we paid to our directors other than Mr. Baker.  Compensation paid to Mr. Baker for his services as a Director is included in “Executive Compensation—Summary Compensation Table.”

Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	Option awards(2) ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John F. Feeney	$46,500	$4,857	$4,501	___	___	___	$55,858
Stanford Stoller	$49,500	$4,857	$4,501	___	___	___	$58,858
Edith M. Perrotti	$49,500	$4,857	$4,501	___	___	___	$58,858
Henry Fitschen	$37,500	___	___	___	___	___	$37,500
__________________________________
(1)
 The amounts shown above in the column “Stock Awards” reflect the expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005 Stock-Based Incentive Plan and thus may include amounts from awards granted in and prior to 2008.  The amounts shown are based upon the grant date fair value of $8.90 per share and the 544 shares awarded to each director that vested in 2008.  Additional information regarding the calculation of these amounts is included in footnote 12 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K.  At December 31, 2008, each director listed above had 1,088 unvested shares of restricted stock.

(2)
The amounts shown above in the column “Option Awards” reflect the expense recognized for financial statement reporting purposes, for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), of stock option awards pursuant to the 2005 Stock-Based Incentive Plan and thus may include amounts from awards granted in and prior to 2008.  All option awards to the named directors were made on December 22, 2005, and are valued at $3.38 per option, based upon the Black Scholes valuation model using the following assumptions:  exercise price equal to fair market value of stock of $8.90 on grant date; dividend yield of 0%; expected volatility rate of 26.23%; risk-free interest rate of 4.39%; and expected term of 5.0 years.  A portion of that value is recorded as expense over the vesting period applicable to the grant.  During 2008, each director listed above had 1,361 options vest.  At December 31, 2008, each director had 2,722 unvested options.  Additional information regarding the assumptions used in the calculation of this amount are included in footnote 12 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K.

Non-employee members of the audit committee, compensation committee, and executive committee of Lincoln Park Bancorp receive $500 per committee meeting attended, except for Mr. Fitschen who received $250 per committee meeting attended for the first two quarters of 2008 and the regular amount after June 30, 2008.

For the fiscal year ended December 31, 2008, non-employee members of Lincoln Park Savings Bank’s Board of Directors received a fee of $1,000 for each board meeting, except for Mr. Fitschen who received $500 for each board meeting for the first two quarters of 2008 and the regular amount after June 30, 2008, subject to forfeiture of a portion of board fees of any director who is absent from more than six meetings.

Stock Benefit Plans.   Following stockholder approval of the 2005 Plan at Lincoln Park Bancorp’s special meeting of stockholders in December 2005, each member of the Board of Directors received awards pursuant to the 2005 Plan.  For additional information regarding awards to directors under such plan, see “Stock-Based Incentive Plan.”

Director Retirement Plan.   Lincoln Park Savings Bank adopted a director retirement plan, effective March 1, 2006.  The director retirement plan was amended in 2008 to comply with Section 409A of the Internal Revenue Code.  Members of the board of directors of Lincoln Park Savings Bank who have attained their eligible retirement age, which is age 65, and have completed ten years of service on the board (including years of service prior to the adoption of the plan) are eligible to receive an annual retirement benefit equal to $18,000, payable in monthly installments of $1,500, over a payout period of 120 months. A director who retires or otherwise terminates service (other than due to death, disability or a change in control), after completing 10 or more years of service but before attaining age 65 will be entitled to the annual retirement benefit payable on the director’s benefit eligibility date following the director’s eligible retirement age.  A director who terminates service (other than due to death, disability or a change in control) before satisfying the ten year of service requirement is not entitled to any benefit under the plan.

In the event a director is determined to be disabled, or in the event of the director’s death, the director (or the director’s beneficiary) will be entitled to a disability benefit or a survivor’s benefit, as the case may be, without consideration to the director’s years of service.  If the director’s service is terminated due to disability, the disability benefit payment will commence on the first day of the month following the month in which the disability determination is made and will be paid over a 120-month period. In the event the director dies while receiving the disability benefit and prior to the completion of all payments due under the Plan, the director’s beneficiary will receive a continuation of the monthly installments for the remainder of the payout period.  In the event a director dies while serving on the board, the director’s beneficiary will be entitled to a survivor benefit, payable over a 120-month period, beginning on the first day of the month coincident with or next following the later of the month in which the director dies or Lincoln Park Savings Bank is notified of the director’s death.  In any case where a director dies after commencement of the annual retirement benefit but before the completion of the payments, the director’s beneficiary will be entitled to the continuation of the payments for the remainder of the payout period.

In the event of a termination of service due to a change in control, each director serving on the board on the date of the change in control will be credited with years of service as if the director had remained a member of the board until age 65 with at least ten years of service.  By December 31, 2008, each director had the opportunity to elect to receive his or her benefit in the event of a change in control either at the time of the change in control or at age 65, if later, and to elect payment either in a lump sum or in monthly installments over a period of 120 months. A director who has retired prior to a change in control was given the opportunity to elect to receive, immediately upon the change on control, either a lump sum payment equal to the present value of the then remaining annual retirement benefit, or a continuation of the annual retirement benefit in installments over a 120-month period.  In the event the director has elected a lump sum, the lump sum equivalent will be determined by applying a discount rate of 5.75% or such other rate determined by the board of directors.  A director who is terminated for just cause will not be entitled to any benefit under the plan.

Transactions With Certain Related Persons

In the ordinary course of business, Lincoln Park Savings makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms (other than interest rates on loans to employees), including collateral, as comparable loans to other borrowers.  Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.  Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees.  Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of independent disinterested members of the board of directors.  The interest rate on loans to directors and officers is the same as that offered to other borrowers.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Lincoln Park Bancorp’s independent registered public accounting firm for the year ended December 31, 2008 was Beard Miller Company LLP (“Beard Miller”).  The audit committee of Lincoln Park Bancorp has approved the engagement of Beard Miller to be Lincoln Park Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2009, subject to the ratification of the engagement by Lincoln Park Bancorp’s stockholders.

At the Annual Meeting, the stockholders of Lincoln Park Bancorp will consider and vote on the ratification of the engagement of Beard Miller for Lincoln Park Bancorp’s fiscal year ending December 31, 2009.  A representative of Beard Miller is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller during the fiscal years ended December 31, 2008 and 2007.

The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of Lincoln Park Bancorp’s and/or Lincoln Park Savings Bank’s annual financial statements and for other services noted.  The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2008	2007
Audit Fees	$86,008	$67,000
Audit-Related Fees	$—	$3,000
Tax Fees	$—	$9,000
All Other Fees	$—	$—

Audit Fees. Audit fees of $86,008 in fiscal 2008 included $60,421 of fees for the audit of the consolidated financial statements of Lincoln Park Bancorp and fees of $25,587 for the review of reports on Form 10-Q and Form 10-K.  Audit fees of $67,000 in 2007 included fees of $48,000 for the audit of the consolidated financial statements of Lincoln Park Bancorp, and fees of $19,000 for the review of reports on Form 10-Q and Form 10-K.

Audit-Related Fees.  Lincoln Park Bancorp incurred no audit related fees in 2008.  Lincoln Park Bancorp incurred $3,000 in audit related fees in 2007 for discussions concerning appropriate accounting for other than temporary impairment of investment and other related issues and discussions with third party consultants who are assisting the Corporation with implementing Section 404 of the Sarbanes-Oxley legislation.

Tax Fees.  Tax fees of $0 in fiscal year 2008 and $9,000 in 2007 were for services related to tax compliance and tax planning.

All Other Fees.  Lincoln Park Bancorp did not incur any other fees in fiscal year 2008 or 2007.

The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of Beard Miller.  The audit committee concluded that performing such services does not affect the independence of Beard Miller in performing its function as the independent registered public accounting firm of Lincoln Park Bancorp.

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of the audit fees, audit related fees and other fees paid in 2008 and 2007 were approved per the Audit Committee’s pre-approval policies.

In order to ratify the selection of Beard Miller as the independent registered public accounting firm for the fiscal year ending December 31, 2009, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification.  The audit committee of the Board of Directors recommends a vote “FOR” the ratification of Beard Miller as the independent registered public accounting firm for the fiscal year ending December 31, 2009.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

The bylaws of Lincoln Park Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Lincoln Park Bancorp. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of Lincoln Park Bancorp no later than five days before the date of the meeting.  The chairman of an Annual Meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of Lincoln Park Bancorp’s bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in Lincoln Park Bancorp’s proxy materials for Lincoln Park Bancorp’s 2010 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Lincoln Park Bancorp’s executive office, 31 Boonton Turnpike, Lincoln Park, New Jersey 07035, no later than December 24, 2009.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Lincoln Park Bancorp.  Lincoln Park Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of Lincoln Park Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation.  Lincoln Park Bancorp’s 2008 Annual Report to Stockholders has been mailed to all stockholders of record as of April 14, 2009.  Any stockholder who has not received a copy of such annual report may obtain a copy by writing Lincoln Park Bancorp at the address below.  Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF LINCOLN PARK BANCORP’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO NANCY M. SHAW, SECRETARY, LINCOLN PARK BANCORP, 31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY 07035, OR CALL (973) 694-0330.

BY ORDER OF THE BOARD OF DIRECTORS

Nancy M. Shaw
Secretary

Lincoln Park, New Jersey
April 23, 2009

REVOCABLE PROXY

LINCOLN PARK BANCORP
ANNUAL MEETING OF STOCKHOLDERS
May 14, 2009

    The undersigned hereby appoints Stanford Stoller and Henry Fitschen, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Lincoln Park Bancorp (the “Company”) that the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders (“Meeting”) to be held at the Lincoln Park Community Center, located at 34 Chapel Hill Road, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on May 14, 2009.  The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

		FOR	VOTE WITHHELD	FOR ALL EXCEPT
1.
The election as director of the nominees listed below (except as marked to the contrary below):

David G. Baker (three-year term)
John F. Feeney (three-year term)

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the space provided.

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009	☐	☐	☐

The board of directors recommends a vote “FOR” each of the above-listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 23, 2009, and an annual report to stockholders.

Dated: _________________, 2009	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.